UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midland Intl. Air & Space Port 2901 Enterprise Lane Midland, Texas	79706
(Address of principal executive offices)	(Zip Code)

(432) 276-3966

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	ASTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 17, 2023, AST SpaceMobile, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders voted on proposals to (i) elect each of the directors nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2024 Annual Meeting of Stockholders and (ii) ratify the Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2023. As disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2023, Tareq Amin did not stand for re-election at the Annual Meeting.

The Company has three classes of common stock and holders of each class of common stock as of June 20, 2023 (the “Record Date”) were entitled to vote at the 2023 Annual Meeting of Stockholders. Holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share on each of the forgoing proposals and holders of the Company’s Class C Common Stock were entitled to ten votes per share on each of the forgoing proposals. There were 114,639,962 shares of the Company’s Class A, Class B and Class C Common Stock represented either in person or by proxy at the meeting, which represented 90.0% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Shanti Gupta, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abel Avellan	793,371,195	2,338,359	22,398,110
Adriana Cisneros	793,263,661	2,445,893	22,398,110
Alexander Coleman	795,120,895	588,659	22,398,110
Luke Ibbetson	793,221,700	2,487,854	22,398,110
Edward Knapp	793,171,325	2,538,229	22,398,110
Hiroshi Mikitani	792,718,130	2,991,424	22,398,110
Ronald Rubin	795,290,326	419,228	22,398,110
Richard Sarnoff	792,812,200	2,897,354	22,398,110
Julio A. Torres	793,303,628	2,405,926	22,398,110

Each of the nine nominees for director who were standing for re-election at the Annual Meeting was elected to serve until the 2024 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
816,004,626	1,908,005	195,033	-

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2023

AST SPACEMOBILE, INC.

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer